INVENTORIES - Summary of Inventories (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Disclosure Of Inventories [Line Items]
Total inventories at the lower of cost and net realizable value	$ 128,230	$ 130,608
Cost
Disclosure Of Inventories [Line Items]
Raw materials and supplies	28,962	26,449
Work in progress	20,991	17,945
Finished goods	$ 78,277	$ 86,214